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                                                                   EXHIBIT 23(B)

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in this Registration Statement on Form S-8 of Texas Utilities Company of our report dated February 10, 1997, appearing in the ENSERCH Corporation Annual Report on Form 10-K for the year ended December 31, 1996, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Dallas, Texas
February 5, 1998